EXHIBIT


                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                          OLYMPUS COMMUNICATIONS, L.P.


         THIS FIRST AMENDMENT dated as of March 29, 1996 to the Second Amended and Restated Limited Partnership Agreement of Olympus Communications, L.P. made as of the 28th day of February, 1995 by and among ACP Holdings, Inc., a Delaware corporation ("ACP"), as the managing general partner, ACP, as a Preferred Limited Partner, Cable GP, Inc., a Florida corporation ("Cable GP"), as a general partner, Cable LP III, Inc., a Florida corporation ("Cable LP III") as a Limited Partner, Cable LP III, as a Preferred Limited Partner, and Cable LP III, as a Senior Limited Partner.

         WHEREAS, ACP, Cable GP and Cable LP III are parties to the Second Amended and Restated Limited Partnership Agreement of Olympus Communications, L.P., (the "Olympus Partnership Agreement"), dated as of February 28, 1995;

         WHEREAS, ACP, Cable GP and Cable LP III wish to amend the Olympus Partnership Agreement to reflect certain agreements among the parties; and

         WHEREAS, contemporaneously herewith, the Investment Agreement among Telesat Cablevision, Inc., Cable GP, Cable LP III, Adelphia Communications Corporation, ACP, and certain other parties, dated as of February 28, 1995, (the "Investment Agreement") is being amended.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound hereby, do covenant and agree to be bound by the terms of this Amendment.

         1.       Definitions.      Defined terms herein which are not otherwise
defined shall havethe meanings ascribed to them in the Olympus Partnership Agreement.

         2.       Amendments to Article 7 of the Olympus Partnership Agreement.

                  (a) Section 7.1 of the Olympus Partnership Agreement is hereby amended in its entirety to read as follows:






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         "Profits.  After giving effect to the allocations set forth in
Sections 7.4, 7.5 and 7.6 hereof, Profits shall be allocated as follows:
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                  (a) First, to the Managing General Partner and the General
Partner in an amount equal to (i) the cumulative Losses allocated to such Partners for all prior years beginning February 28, 1995 pursuant to Section 7.2(c) over (ii) the cumulative Profits allocated to such Partners for all prior years beginning February 28, 1995 pursuant to this Section 7.1(a);
                  (b) Second, to the Managing General Partner and any Partner holding Units acquired directly or indirectly from the Managing General Partner in an amount equal to the excess of (i) the cumulative Losses allocated to such Partners for all prior years beginning February 28, 1995 pursuant to Section 7.2(b) over (ii) the cumulative Profits allocated to such Partners for all prior years beginning February 28, 1995 pursuant to Section 7.1(b), 7.5 and 7.6;

                  (c) Third, 1% to the Managing General Partner and 99% to Cable LP III in an amount equal to the excess of (i) the cumulative Losses allocated to such Partners for all prior years beginning February 28, 1995 pursuant to
Section 7.2(a) over (ii) the cumulative Profits allocated to such Partners for all prior years beginning February 28, 1995 pursuant to Section 7.1(c), 7.5 and 7.6, except to the extent allocated pursuant to Section 7.1(b) hereof; and

                  (d) Fourth, two-thirds pro rata to the Managing General Partner and any Partner holding Units acquired directly or indirectly from the Managing General Partner and one-third pro rata to the Partners holding Units (other than the Managing General Partner and any Partner holding Units acquired directly or indirectly from the Managing General Partner)."

                  (b) Section 7.2 of the Olympus Partnership Agreement is hereby amended in its entirety to read as follows:

         "Losses.  After giving effect to the allocations set forth in
Sections 7.4, 7.5 and 7.6, hereof, Losses shall be allocated as follows:
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                  (a) First, 1% to the Managing General Partner and 99% to Cable
LP III until such allocation would cause Cable LP III to have an Adjusted
Capital Account Deficit;

                  (b) Second, to the Managing General Partner and any Partner holding Units acquired directly or indirectly from the Managing General Partner pro rata until such allocation would cause all such Partners to have an Adjusted Capital Account Deficit; and

                  (c) Third, two-thirds to the Managing General Partner and one-third to the General Partner"


         3.       Amendments to Article 8 of the Olympus Partnership Agreement.

                  (a) Section 8.3(D) of the Olympus Partnership Agreement is hereby amended in its entirety to read as follows:
         "(D) The Managing General Partner shall prepare or cause to be prepared all Federal, state and local tax returns of the Partnership for each year for which such returns are required to be filed. The Managing General Partner shall deliver to the General Partner a copy of a substantially completed draft of each Federal, state and local income tax return of the Partnership and of each subsidiary of the Partnership not less than 45 days prior to the date each return is to be filed. If the General Partner disagrees with any position taken on a tax return, it shall notify the Managing General Partner not less than 15 days prior to the date the return is to be filed. The Managing General Partner and the General Partner agree to negotiate in good faith any dispute with respect to positions taken on such returns. The Tax Matters Partner designated in Section 8.5 shall promptly notify all other Partners of any Partnership audits by the Service or any state or local taxing authority."

                  (b) Section 8.5(B) of the Olympus Partnership Agreement is hereby amended in its entirety to read as follows:

         "(B) Each of the Partners (including the Tax Matters Partner) agrees that it will not, and will not cause a subsidiary of the Partnership to, enter into a settlement agreement with the Internal Revenue Service (or any state or local taxing authority) with respect to the determination of any Partnership Item without the consent of the General Partner."

                  (c) Section 8.5 of the Olympus Partnership Agreement is hereby amended to add the following new subsections:

         "(G) The General Partner and its representatives shall have the right, at its sole discretion, to fully participate in any audit or other informal or formal proceeding conducted by any Federal, state or local taxing authority with respect to any return of the Partnership or any subsidiary of the Partnership.

         (H) At its sole discretion, the General Partner may elect to become the Tax Matters Partner in substitution of the Managing General Partner for any fiscal year which it so elects. Upon such election the General Partner shall have all of the powers granted to the Tax Matters Partner in this Section 8.5 and the Managing General Partner shall have all of the powers granted to the General Partner in this Section 8.5 including, without limitation, the powers set forth in Section 8.5 (B) and (G). Further, the General Partner may elect to act on behalf of the Partnership as Tax Matters Partner for any subsidiary of the Partnership."

         4. Distribution to ACP. Notwithstanding the provisions of Section 7.3 of the Olympus Partnership Agreement, the parties agree that the Partnership shall make a distribution to ACP of $40,000,000 and that the Preferred Limited Partner Capital Account of ACP shall be reduced by $40,000,000. Further, the parties agree that the Cable LP III Preferred Limited Partner Capital Account shall be reduced by $20,000,000 in order to maintain a ratio of 2 to 1 of ACP s Preferred Limited Partner Capital Account to Cable LP III s Preferred Limited Partner Capital Account.

         5.       Effective Date.

                  (a) The amendments made by Section 2 and 3 of this Amendment shall be effective as of February 28, 1995. The amendments made by Section 4 of this Amendment shall be effective as of the date of this Amendment.

                  (b) Except as amended by this Amendment, the Olympus Partnership Agreement shall remain in full force and effect.

         6. Counterparts. The parties hereto may execute this Amendment in any number of counterparts, each of which when executed and delivered shall be an original; but all such counterparts shall constitute one and the same instrument.
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[Signatures on next page]







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 IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers or attorneys-in-fact as of the day and year first above written.


ACP HOLDINGS, INC.


By:/s/ Timothy J. Rigas
Name: Timothy J. Rigas
Title: Executive Vice President



GENERAL PARTNER

CABLE GP, INC.


By: /s/ L. J. Gelber
Name: L.J. Gelber
Title: Vice President






LIMITED PARTNER

CABLE LP III, INC.

By: L. J. Gelber
Name: L. J. Gelber
Title: Vice President






PREFERRED LIMITED PARTNERS

ACP HOLDINGS, INC.


By: /s/ Timothy J. Rigas
Name: Timothy J. Rigas
Title: Executive Vice President



CABLE LP III, INC.


By:/s/ L.J. Gelber
Name: L.J. Gelber
Title: Vice President


SENIOR LIMITED PARTNER

CABLE LP III, INC.


By:/s/ L. J. Gelber
Name: L.J. Gelber
Title: Vice President











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